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                                        File No. 33-23512, 811-5629
                                        Filed under Rule 497(e)


                            THE GCG TRUST
                        PROSPECTUS SUPPLEMENT

                           MARCH 10, 2000

                               TO THE

       PROSPECTUS DATED MAY 1, 1999, AS AMENDED JUNE 30, 1999,
      AUGUST 17, 1999, SEPTEMBER 3, 1999 AND DECEMBER 10, 1999

   The following change is taking place for the Real Estate Series of the GCG Trust:

   The Board of Trustees (the "Trustees") of The GCG Trust (the "Trust"), at a meeting on February 17, 2000, approved a new portfolio management agreement (the "Agreement") on behalf of the Real Estate Series (the "Series") with Prudential Investment Corporation ("PIC") among the Trust, Directed Services, Inc. and PIC. With the approval of the Agreement, the Trustees appointed PIC as Portfolio Manager to the Series to become effective on April 28, 2000, subject to shareholder approval. The Agreement will not result in increased fees to the shareholders of the Series. The Trustees also approved submitting the Agreement, together with their recommendation of approval; to the shareholders for their approval at a meeting schedule for April 24, 2000.


  PRUDENTIAL INVESTMENT CORPORATION AND PRUDENTIAL REAL ESTATE
                        SECURITIES INVESTORS

   A unit of PIC, Prudential Real Estate Securities Investors (PRESI), that specializes in real estate securities, will be responsible for the day-to-day management of the Series. PRESI, located at Gateway Center 2, McCarter Highway & Market Street, Newark, NJ 07102, is a public real estate securities unit of Prudential Real Estate Investors (PREI), located at the same address. PREI is one of several specialized investment management groups that operate under PIC, a registered investment advisor, located at Prudential Plaza, Newark, NJ 07102-4077. PIC is a direct subsidiary of The Prudential Insurance Company of America ("The Prudential"), located at the same address as PIC. PIC currently serves as the investment advisor to substantially all of the funds within the Prudential mutual fund complex. As of February 29, 2000, PIC served as an investment advisor to approximately 48 of the Prudential Mutual Funds. PRESI, a further specialized investment management subdivision of PREI that will provide investment advisory services to the Series, provides both discretionary and non-discretionary investment advisory services to its clientele, which consists of investment companies, employee retirement plans and other institutional investors, including the general account of The Prudential. PRESI specializes in investing in publicly traded equity securities of Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The investment approach used in making investment decisions is value-oriented adaptation of economic value added analysis. As of December 31, 1999, PRESI, together with the other PIC investment management groups, managed over $141 billion in assets.

   The following change is taking place for the Emerging Markets series of the GCG Trust:

   On March 10, 2000, at a Special Meeting of the Shareholders of the Emerging Markets Series of The GCG Trust, the shareholders voted to approve the appointment of Baring International Investment Limited ("Baring") as Portfolio Manager to the Emerging Markets Series, and concurrently voted to approve a new portfolio management agreement with Baring on behalf of the Emerging Market Series, to become effective on March 15, 2000.



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            BARING INTERNATIONAL INVESTMENT LIMITED

Baring, located at 155 Bishopgate, London, England, is registered under the Investment Advisors Act of 1940 and provides investment management services. Baring is a wholly owned subsidiary of Baring Asset Management Holdings Limited ("BAMHL"), also located at 155 Bishopgate, London, England and registered in England and Wales. BAMHL, an affiliate of DSI, is also a wholly owned subsidiary of ING Groep, N.V. ("ING"). ING is the parent of the worldwide group of investment management companies that operate under the collective name Baring Asset Management ("BAM").

BAM provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. BAM's predecessor corporation was founded in 1762. BAM provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1999, BAM managed approximately $56.2 billion in assets.

Baring Currently acts as investment advisor to the Global Fixed Income Series, the Developing World Series and the Hard Assets Series, which are other series of the GCG Trust, and other U.S. registered investment companies. Baring serves as advisor to individuals, banks, non-U.S. registered investment companies, pension and profit sharing plans, estates and charitable organizations, corporations or other business entities.










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